EXHIBIT 32.1

Certification Pursuant to

18 U.S.C. Section 1350,

as Adopted Pursuant to

Section 906 of the Sarbanes –Oxley Act of 2002

In connection with the Amendment No. 1 to Form 10-K of DELCATH SYSTEMS, INC. (the “Company”) for the fiscal year ended December 31, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jennifer K. Simpson, the President and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

DATE	/s/ Jennifer K. Simpson
July 14, 2017	Jennifer K. Simpson
President and Chief Executive Officer
(Principal Executive Officer)